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                                                                   EXHIBIT 23.1




                          INDEPENDENT AUDITOR'S CONSENT







We consent to the incorporation by reference in Registration Statement of Virtual Technology Corporation on Amendment No. 1 to Form S-8 filed on April 15, 1999, related to the 1999 Fontenelle, LLC Consulting Plan of our report dated April 23, 1999, appearing in this Annual Report on Form 10-K of Virtual Technology Corporation for the year ended January 31, 1999.





                                         /s/ LURIE, BESIKOF, LAPIDUS & CO., LLP

Minneapolis, Minnesota
May 5, 1999